Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Income (Loss) Per Share
14. Net Income (Loss) Per Share
As a result of the Business Combination, all common stock of Legacy
Clarus
was cancelled and terminated and shares of Series D Preferred Stock were converted to common stock of the Company. For purposes of presenting earnings per share, the shares and income (loss) per share related to Legacy Clarus’s outstanding common stock prior to the Business Combination have been retroactively restated to zero, as all the Legacy Clarus common stock was cancelled. Basic and diluted earnings (loss) per share attributable to common stockholders are calculated as follows:

	Years Ended December 31,
	2021	2020
Numerator:
Net (loss) income	$(40,617)		$4,345
Accretion of preferred stock (3)	—		(14,682)
Gain on extinguishment of convertible notes (1)	412		—

Net (loss) income attributable to common stockholders, basic	(40,205)		(10,337)
Effect of convertible notes (2)	—		(59,626)

Net loss attributable to common stockholders, diluted	$(40,205)		$(69,963)

Denominator:
Weighted-average common shares attributable to common stockholders, basic	7,027,860		—
Effect of convertible notes (2)	—		8,529,846

Weighted average number of common shares—diluted	7,027,860		8,529,846

Net loss per common share attributable to common stockholders, basic	$(5.72)	$
Effect of convertible notes	—		(8.20)

Net loss per common share attributable to common stockholders, diluted	$(5.72)		$(8.20)

(1)
The gain on extinguishment of convertible notes relates to the difference between the carrying value of the convertible notes upon conversion to shares and the fair value of the shares exchanged which requires adjustment to the numerator when calculating basic EPS.

(2)
The effect of the convertible notes on the numerator for the year ended December 31, 2020 relates to the impact that the convertible notes had on net income during the period and are removed from net income when calculating net income (loss) attributable to common stockholders diluted using the if-converted method. The effect of the convertible notes on the shares in the denominator for the year ended December 31, 2020 was calculated based on the carrying value of the convertible notes balance at December 31, 2020, converted at the series D price of $4.50 per share and further retroactively adjusted for the effect of the Business Combination and are added back to the denominator when calculating diluted EPS using the if-converted method. These are excluded from the computation of diluted net loss per share attributable to common stockholders as of December 31, 2021 because including them would have had an anti-dilutive effect.

(3)
The effect of accretion of preferred stock is $0 in 2021 because of the effect of the reversal of previous accretion forgone by the preferred shareholders
upon completion of the Business Combination
 provided no benefit to the holders of the canceled Legacy Clarus common stock
.

The Company excluded the following shares from the computation of diluted net loss per share attributable to common stockholders as of December 31, 2021 and 2020 because including them would have had an anti-dilutive effect:

	Years Ended December 31,
	2021	2020
Redeemable convertible preferred stock	—	36,756,498
Legacy Clarus warrants	9,246	183,438
IPO warrants	5,750,000	—
Private Placement warrants	3,445,000	—
PIPE warrants	3,748,338	—
Stock options and unvested restricted stock awards	1,516,970	—